UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 27, 2006

Migo Software, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-5278NY	94-3334052
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 Twin Dolphin Drive, Suite 650 Redwood City, Ca 94065

 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (650) 232-2600

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

As previously reported on a Form 8-K filed with the Securities and Exchange Commission on January 3, 2007, Migo Software, Inc. (“Migo”) entered into an Asset Purchase Agreement with StompSoft, Inc. (“StompSoft”) on December 27, 2006. This amendment is being filed to provide the historical financial statements required by Item 9.01(a) of Form 8-K, and the pro forma financial information required by Item 9.01(b) of Form 8-K with respect to the acquisition of StompSoft by Migo.

ITEM 9 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

The following financial statements of StompSoft are included in this report:

•	Audited financial statements as of December 31, 2005 and for each of the two years in the period then ended;
•	Unaudited interim financial statements as of September 30, 2006 and for the nine months then ended.

(b)	Unaudited Pro Forma Financial Information

The following unaudited pro forma financial information is included in this report:

•	Unaudited pro forma condensed combined balance sheet of Migo and StompSoft as of September 30, 2006;
•	Unaudited pro forma condensed combined statement of operations of Migo and StompSoft for the nine months ended September 30, 2006;
•	Unaudited pro forma condensed combined statement of operations of Migo and StompSoft for the year ended December 31, 2005.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits

Exhibit No.	Description of Document

2.1	Asset Purchase Agreement dated as of December 27, 2006, by and between Migo Software, Inc. and StompSoft, Inc. *

4.1	Registration Rights Agreement dated as of December 27, 2006, among Migo Software, Inc., StompSoft, Inc. and certain other individuals *

10.1	Employment Agreement effective as of December 27, 2006, between Migo Software, Inc. and Michael Hummell *

10.2	Stock Pledge Agreement dated as of December 27, 2006, between Migo Software, Inc. and StompSoft, Inc. *

99.1
Audited financial statements of StompSoft, Inc. as of and for the years ended December 31, 2005 and 2004, and Unaudited interim financial statements of StompSoft, Inc. as of and for the nine months ended September 30, 2006.

99.2	Unaudited pro forma condensed combined financial statements of Migo Software, Inc. and StompSoft, Inc. for the year ended December 31, 2005 and as of and for the nine months ended September 30, 2006.

* Previously filed as an exhibit to Migo’s Current Report on Form 8-K filed on January 3, 2007.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Migo Software, Inc. has duly caused this Amendment No. 1 to the Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

MIGO SOFTWARE, INC

Date: February 21, 2007	By:	/s/ Richard Liebman
Name: Richard Liebman
Title: Chief Financial Officer